UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2007

INTELLIGENTIAS, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-50983	20-1703887
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Twin Dolphin Drive, 6th Floor
Redwood City, CA	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:		(650) 641-4188

8201 Towne Main Drive #1421
Plano, TX 75024
(Former Name or Former Address, if Changed Since Last Report)

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Intelligentias, Inc. (OTCBB: ITLI) announced today that Vision Opportunity Master Fund, Ltd. (“Vision”) had converted its $8,000,000 Secured Convertible Demand Promissory Note (the “Note”), dated December 7, 2006, issued by the Registrant into 18,181,818 restricted shares of the Registrant’s common stock pursuant to the provisions of the Note.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENTIAS, INC.
(Registrant)

Signature	Title	Date

/s/ Ian Rice	Chairman and CEO	March 21, 2007
Ian Rice

/s/ Luigi Caramico	President	March 21, 2007
Luigi Caramico

/s/ Robert Turner	Secretary	March 21, 2007
Robert Turner

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